UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 23, 2015 (January 22, 2015)

AMAZING ENERGY OIL AND GAS, CO.
formerly, Gold Crest Mines, Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52392
(Commission File No.)

724 E. Metler Lane
Spokane, Washington 99218
(Address of principal executive offices and Zip Code)

(509) 893-0171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR END.

On January 22, 2015, our board of directors elected to change our year end from December 31 to July 31.  The aforementioned was noted on our Form 10-Q (Transition Report) filed with the SEC for the period ending January 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of March, 2015.

AMAZING ENERGY OIL AND GAS, CO.
formerly, Gold Crest Mines, Inc.

BY:	TERRENCE J. DUNNE
Terrence J. Dunne, President